                       SECURITIES AND EXCHANGE COMMISSION

                              450 FIFTH STREET, NW
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

                                AUGUST 12, 1997
                                 DATE OF REPORT

                                 $171,326,953.09

                    CORESTATES HOME EQUITY LOAN TRUST 1996-1
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             (Exact name of registrant as specified in its charter)

                          HOME EQUITY LOAN CERTIFICATES

New York                               33-79544-07                36-7148609
                                       Series 1996-1

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(STATE OR OTHER JURISDICTION          (COMMISSION                (IRS EMPLOYER
OF INCORPORATION)                     FILE NUMBER)               IDENTIFICATION
                                                                 NUMBER)

                  c/o CoreStates Bank, N.A., as Master Servicer
                              1345 Chestnut Street
                 Philadelphia, Pennsylvania         19107
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        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES   (ZIP CODE)
        OF MASTER SERVICER)


MASTER SERVICER'S TELEPHONE NUMBER, INCLUDING AREA CODE:
(215) 973-3810
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                                                          Total Number of
                                                          Sequentially
                                                          Numbered Page   9
                                                          Exhibit Index
                                                          Appears on Page 4



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Item 7.  Financial Statements and Exhibits

               The following exhibits are furnished herewith:

               21 Monthly servicing report prepared by the Master Servicer and sent to holders of the Certificates pursuant to Section 5.02(b) of the Pooling and Servicing Agreement covering the period of July 1, 1997 through July 31, 1997.

               25     Power of Attorney of The First National Bank of
                      Chicago.*




------------------
*Previously filed as an exhibit to Registrant's Current Report on From 8-K dated June 20, 1996 and incorporated herein by reference.




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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: August 12, 1997              CORESTATES HOME EQUITY TRUST
                                            (Registrant)

                                    By The First National Bank
                                           of Chicago


                                      By /s/ Barbara M. Rothenberg
                                         -------------------------
                                         Barbara M. Rothenberg
                                         Attorney-in-Fact






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



                                  Exhibit Index


Exhibit No.                                                              Page
-----------                                                              ----
21.1           Monthly servicing report prepared by the Master            5
               Servicer and sent to holders of the Certificates
               pursuant to Section 5.02(b) of the Pooling and
               Servicing Agreement covering the period of
               July 1, 1997 through July 31, 1997.

25             Power of Attorney of The First National Bank of
               Chicago.*






------------------
*Previously filed as an exhibit to Registrant's Current Report on From 8-K dated June 20, 1996 and incorporated herein by reference.




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